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                                                                    EXHIBIT 10.3

             SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
                                    AGREEMENT

                               THE ST. JOE COMPANY

         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 10, 2003 (this "Amendment"), is made among THE ST. JOE COMPANY, a Florida corporation with its principal offices in Jacksonville, Florida (the "Borrower") and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank) as administrative agent for the Lenders under the Credit Agreement (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Lenders, the Agent, and certain other named agents have entered into the Second Amended and Restated Credit Agreement dated as of February 7, 2002 (together with all amendments and modifications, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         B. The Borrower has requested that certain provisions of the Credit Agreement be amended to increase the amount of the Letter of Credit sub-limit.

         C. The Lenders and the Agent have agreed to amend the Credit Agreement as requested by the Borrower and to effect such agreement the Borrower and the Agent (at the direction and with the consent of the Required Lenders) have entered into this Amendment.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Agent (in such capacity and on behalf of the Required Lenders) hereby agree as follows:

                                    ARTICLE 1

                                   AMENDMENTS

         1.1 AMENDMENT TO SECTION 3.1 (ISSUANCE OF LETTERS OF CREDIT). Section
3.1 of the Credit Agreement is hereby amended by deleting paragraph (a) in its entirety and replacing it as follows:

                  "(a) No Letter of Credit shall be issued the Stated Amount upon issuance of which (i) when added to the aggregate Letter of Credit Exposure of the Lenders at such time, would exceed $40,000,000

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                  or (ii) when added to the sum of (x) the aggregate Letter of
                  Credit Exposure of all Lenders at such time, (y) the aggregate principal amount of all Revolving Loans then outstanding, and
                  (z) the aggregate amount of all Swingline Loans then outstanding, would exceed the aggregate Commitments at such time;"

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants that:

         2.1 COMPLIANCE WITH CREDIT AGREEMENT. The Borrower and its Subsidiaries are in compliance with all terms and provisions set forth in the Credit Agreement to be observed or performed by them.

         2.2 REPRESENTATIONS IN CREDIT AGREEMENT. The representations and warranties of the Borrower set forth in the Credit Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof.

         2.3 NO DEFAULT. No Default or Event of Default has occurred and is continuing.

         2.4 CONTINUING GUARANTY. All Obligations will continue to be guaranteed under the Subsidiary Guaranty, and nothing herein will affect the validity or enforceability of the Subsidiary Guaranty.

                                    ARTICLE 3

                        MODIFICATION OF CREDIT DOCUMENTS

         Any reference to the Credit Agreement in any of the other Credit Documents shall mean, unless otherwise specifically provided, the Credit Agreement as amended and supplemented by this Amendment and all previous amendments, and as the Credit Agreement is further amended, restated, supplemented or modified from time to time and any substitute or replacement therefor or renewals thereof.

                                    ARTICLE 4

                                     GENERAL

         4.1 FULL FORCE AND EFFECT. The Credit Agreement shall continue in full force and effect in accordance with the provisions thereof, and no change or modification in any of the terms thereof except as specifically set forth herein has been effected.

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         4.2 APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

         4.3 COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         4.4 FEES, EXPENSES AND INDEMNITY. The Borrower agrees to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys' fees. The provisions of Section 10.7 of the Credit Agreement shall apply fully to this Amendment.

         4.5 FURTHER ASSURANCE. The Borrower shall execute and deliver to the Lenders such documents, certificates and opinions as the Lenders may reasonably request to effect the amendment contemplated by this Amendment.

         4.6 HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

         4.7 EFFECTIVENESS. This Amendment shall be effective upon execution hereof by the Borrower, the Agent and the Required Lenders.

                      [Signatures begin on following page.]

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         IN WITNESS WHEREOF, the Borrower and the Agent (for itself and on behalf of the Required Lenders) have executed this Amendment as of the date first written above.

                                    THE ST. JOE COMPANY

                                    By: ________________________________________
                                        Stephen W. Solomon, Vice President

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION, AS AGENT AND A LENDER
                                    AND ON BEHALF OF THE REQUIRED LENDERS

                                    By: ________________________________________
                                        Lorraine M. Cross, Senior Vice President

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